Borrowings	12 Months Ended
Dec. 31, 2023
Borrowings [abstract]
Borrowings
13.
BORROWINGS

	December 31,	December 31,
	2022	2023
Unsecured borrowings at amortized cost
Loans from government (a)	$11,855,579	$12,496,831

Secured borrowings at amortized cost
Other long-term borrowings (b)	$25,549,385	$14,102,108

Total borrowings	$37,404,964	$26,598,939

Analyzed as:
Current and repayable on demand or within 1 year	$7,748,831	$1,800,387
Non-current and repayable more than 1 year	$29,656,133	$24,798,552
Total borrowings	$37,404,964	$26,598,939

a.
Loans from government (unsecured)

On April 27, 2011, the Singapore Economic Development Board (EDB) awarded the Company a repayable grant (the “Grant”) not exceeding SGD10 million (equivalent to $7,390,655 and $7,509,524 as at December 31, 2022 and 2023 respectively) to support the Company’s drug development activities over a five-year qualifying period commencing February 24, 2011 (the “Project”). The Project was successfully implemented, resulting in substantially the full amount of the Grant being disbursed to the Company.

In the event any of the Company’s clinical product candidates achieve commercial approval after Phase 3 clinical trials and accompanied by a positive cash flow situation, the Company will be required to repay the funds disbursed to the Company under the Grant plus interest of 6%. As at December 31, 2023 none of its clinical product candidates have commenced Phase 3.

As of December 31, 2022, and December 31, 2023, the amounts of funds disbursed to the Company plus accrued interest were $11,855,579 and $12,496,831, respectively.

b.
Other long-term borrowings (secured)

Loan and Security Agreement with K2 HealthVentures

On July 12, 2021, ASLAN Cayman and ASLAN Pharmaceuticals (USA) Inc. as borrowers entered into a Loan, Guaranty, and Security Agreement (the K2HV Loan Agreement) with K2 HealthVentures LLC (K2HV) as administrative agent, and Ankura Trust Company, LLC as collateral agent, pursuant to which K2HV agreed to provide a four-year facility for up to $45 million (the K2HV Facility). The K2HV Facility consists of a $20 million initial term loan funded at closing, with the remaining $25 million available in tranches subject to certain terms and conditions. Due to the K2 Warrant described below, the fair value of the first tranche loan on July 12, 2021, was $19,311,676. The term loans bear interest at a floating rate equal to the greater of (i) the prime rate published by Wall Street Journal plus 5.00% or (ii) 8.25% per annum, payable monthly. The Company paid the lenders a one-time $255,000 facility fee at closing and will be obligated to pay for an additional facility fee equal to 0.85% of any term loans borrowed under the fourth tranche. In addition, the Company is obligated to pay a final payment fee of 6.25% of the original principal amount of the term loans at the maturity date. The Company may elect to prepay all, but not less than all, of the term loans prior to the term loan maturity date, subject to a prepayment fee of up to 3.0% of the then outstanding principal balance. After repayment, no term loans may be borrowed again.

Borrowings under the K2HV Facility are secured with a pledge of the borrowers’ equity interests in subsidiaries and collateral over all of the Company’s cash, goods and other personal property, with the exception of (i) under the K2HV Loan Agreement prior to amendment, the Company’s own intellectual property assets, (ii) personal property to the extent that granting of security over any such personal property would constitute a breach of or result in the termination of, or require any consent not obtained under, any license, agreement, instrument or other document evidencing or giving rise to such property, or is otherwise prohibited by any requirement of law, and (iii) the Company’s equity interests in Jaguahr Therapeutics Pte. Ltd. Such pledge and collateral may be enforced only if there has been an event of default as stipulated in the K2HV Loan Agreement.

In connection with the closing of the K2HV Facility, the Company issued a warrant to purchase ordinary shares (the K2 Warrant) to K2HV. The number of ordinary shares exercisable under the K2 Warrant equals (i) 2.95% of the aggregate term loan advances made to the Company from time to time divided by (ii) the warrant price of $0.5257 per ordinary share (an equivalent to $13.1425 per ADS). The K2 Warrant is exercisable until its expiration on July 12, 2031. The total proceeds attributed to the K2 Warrant was approximately $688,324 based on the relative fair value as of the date of the drawdown. As the number of ADS to be issued under the cashless method will continue to vary dependent on the share price of the Company, the K2 Warrants do not meet the equity classification and are classified as financial liabilities at fair value through profit or loss.

In January 2022, the conditions to the second tranche having been satisfied, the Company drew down the second tranche of $5 million in full and the funds were received in February 2022. As a result of the drawdown of the second tranche, the number of ordinary shares exercisable under the K2 Warrant increased to 1,402,891 (an equivalent of 56,116 ADS), based on the 2.95% coverage of the total drawdown facility $25 million, being the aggregate term loan advances at that date, divided by the warrant price of $0.5257 per ordinary share (an equivalent to $13.1425 per ADS).

On June 30, 2023, the Company entered into a First Amendment to the K2HV Loan Agreement (Loan Amendment) with K2HV to, among other things, extend the interest-only period under the K2HV Facility to November 1, 2023, February 1, 2024 or August 1, 2024, dependent on the Company’s achievement of certain milestones. On the same day the K2 warrant price was reduced to $0.1447 per ordinary shares (an equivalent of $3.6175 per ADS). As a result of the warrant price reduction, the number of ADS exercisable under the K2 warrants increased to 203,870 ADS (an equivalent of 5,096,752 ordinary shares).

On December 6, 2023, the Company entered into an amendment (Second Amendment) of K2HV Loan Agreement pursuant to which K2HV agreed to extend the period under the K2HV Facility in which the Company is not required to make payments with respect to the outstanding principal amount (during which period interest payments continue to become due and payable in accordance with the terms of the K2HV Loan Agreement).The period for the Company to make monthly principal repayments is from January 1, 2025 until July 1, 2025, seven months of repayment on the outstanding loan principal of $13 million. In addition, pursuant to the Second Amendment, (i) the Company made a payment of $12.0 million to K2HV on December 2023 which has been applied to the outstanding principal under the K2HV Loan Agreement (Prepayment), (ii) the lenders and the administrative agent waived a prepayment fee of 2.0% that otherwise would have been required under the K2HV Loan Agreement with respect to the Prepayment, and (iii) the collateral was amended so that K2HV received a lien on certain of the Company’s intellectual property, subject to customary exceptions. After giving effect to the Prepayment, $13.0 million of principal will remain outstanding under the K2HV Loan Agreement.

As of December 31, 2023, the Company was in full compliance with the K2HV Loan Agreement and there have been no events of default.

As of December 31, 2023, the fair value of the K2 Warrant was valued to $87,693 with the difference of $2,520 (Note 16(b)) being recorded to the profit or loss. See Note 22 for more detail on assumptions used in the valuation of the K2 Warrant. As of December 31, 2023, K2HV had not exercised any warrants.